Exhibit 10.3a

FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER (as the same may be amended, restated, supplemented, extended or otherwise modified from time to time, this “Agreement”) is entered into as of May 6, 2005, by and among MAGNACHIP SEMICONDUCTOR S.A., a société anonyme, organized and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 10, rue de Vianden, L-2680 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of commerce and companies under the number B 97,483, MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware corporation (collectively, “Borrowers”), MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors listed on the signature pages hereto (each of Borrowers, Holdings and Subsidiary Guarantors are sometimes referred to herein as a “Loan Party” and, collectively, as the “Loan Parties”), the Lenders and UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent” and together with the Administrative Agent, the “Agents” and each an “Agent”) for the Secured Parties and the Issuing Bank.

RECITALS

A. The Borrowers, Holdings, Subsidiary Guarantors, UBS Securities LLC, as lead arranger, as documentation agent and as syndication agent, UBS Loan Finance LLC, as swingline lender, Korea Exchange Bank, as issuing bank and Agents are parties to that certain Credit Agreement dated as of December 23, 2004 (as amended hereby, and as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, all capitalized terms used in this Agreement shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrowers have informed the Agents that certain Defaults and Events of Default described in Exhibit A attached hereto (the “Specified Defaults”) have occurred and have been or are expected to be cured by the Borrowers.

C. The Borrowers have requested that the Agents and the Required Lenders waive the Specified Defaults and amend Sections 6.15 and 6.24 of the Credit Agreement, all upon the terms and subject to the conditions as herein set forth.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a) The definition of “Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended to insert “or Holdings” after the reference to “Borrower” in the final sentence thereof.

(b) The definition of “Subsidiary Guarantor” in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “Section 5.11” with a reference to “Section 5.10.”

(c) Section 5.01 of the Credit Agreement is hereby amended to add a new Subsection (l) to read as follows:

“(l) Japan and Taiwan Average Monthly Balance. Within five (5) Business Days after the end of each month commencing with the month ending April 30, 2005, a certificate of a Financial Officer of Borrowers setting forth the aggregate average monthly balance for the preceding month of the deposit accounts, securities accounts or similar accounts which are subject to Section 6.24 and which are located in Japan and Taiwan.”

(d) Subsection 5.10(a) of the Credit Agreement is amended to replace the reference to “Section 5.11” with a reference to “Section 5.10.”

(e) The introductory language set forth in Subsection 5.10(b) up to clause (i) thereof is hereby deleted in its entirety and replaced with the following:

“Subject to the terms of the Intercreditor Agreement, with respect to any person that is or becomes a Subsidiary of either Borrower or Holdings after the Closing Date, promptly (and in any event within 30 days after such person becomes a Subsidiary of either Borrower or Holdings)”

(f) Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 6.14 Limitation on Creation of Subsidiaries. Establish, create or acquire any additional Subsidiaries without the prior written consent of the Required Lenders; provided that, without such consent, (i) any Borrower may establish or create one or more Wholly Owned Subsidiaries of such Borrower, (ii) any Borrower may establish, create or acquire one or more Subsidiaries in connection with an Investment made pursuant to Section 6.04(f), (iii) any Borrower may acquire one or more Subsidiaries in connection with a Permitted Acquisition or (iv) Holdings may acquire or form one or more Subsidiaries in connection with a Permitted Acquisition, so long as, in each case, Section 5.10(b) shall be complied with.

(g) Clause (a)(i) of Section 6.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(i) its ownership of the Equity Interests of the Borrowers, the U.S. Sales Subsidiary, and any other Subsidiary acquired or formed by Holdings in connection with a Permitted Acquisition,”

(h) Clause (iii) of Section 6.24 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(iii) other accounts (excluding those set forth in clause (iv) below) that do not contain funds in the aggregate in excess of $2,000,000 at any time, and (iv)

accounts located in Japan and Taiwan that do not have an average monthly balance exceeding $5,000,000 and for which steps needed to perfect have not been consummated despite Borrowers’ commercially reasonable efforts to do so.”

SECTION 2. Acknowledgement by Borrowers of Obligations and Existing Defaults and Events of Default.

The Borrowers hereby acknowledge, confirm, and agree that as of the close of business on April 19, 2005, (a) the Borrowers are not indebted to the Lenders in respect of the Revolving Loans and (b) the Borrowers are indebted to the Lenders in respect of the Letters of Credit in the principal amount of approximately $13.6 million (subject to currency exchange fluctuations and reductions for any Letters of Credit which are drawn and reimbursed after April 20, 2005). Each of the Borrowers and the other Loan Parties represents, warrants and agrees that except for the Specified Defaults, no other Defaults or Events of Default have occurred which remain continuing as of the date hereof.

SECTION 3. Waiver.

(a) Subject to the satisfaction of the conditions precedent set forth in Section 12 hereof, the Agents and Lenders hereby waive the Specified Defaults. The foregoing waiver shall (i) not be deemed a waiver of any other Default or Event of Default which has occurred, exists or hereafter may occur under the Credit Agreement or any other Loan Document; (ii) not be deemed to establish a custom or course of dealing among the Administrative Agent, Collateral Agent, Lenders, Borrowers other Loan Parties or any of them; and (iii) expire on May 13, 2005, if by such date Borrowers have failed to (w) fully comply with Section 6.24 of the Credit Agreement, (x) deliver the certification required by Section 5.01(j) of the Credit Agreement, (y) deliver the financial information required under Sections 5.01(a), (c) and (d) of the Credit Agreement, and (z) take the actions required under Sections 5.10 and 6.14 of the Credit Agreement and Section 6.19 of the Security Agreement in connection with the ISRON Acquisition (as defined on Exhibit A). Upon the acquisition of ICM Corporation (“ICM”), Holdings acquired the subsidiaries of ICM organized in Taiwan (“ICM Taiwan”), Japan (“ICM Japan”), British Virgin Islands (“ICM BVI”), Cayman Islands (“ICM Cayman”) and China (“ICM China” and, together with ICM Taiwan, ICM Japan, ICM BVI and ICM Cayman, the “ICM Foreign Subs”). Holdings intends to cause ICM to liquidate, merge into existing Subsidiary Guarantors or otherwise dispose of the ICM Foreign Subs (the “Disposition”). Accordingly, subject to the satisfaction of the conditions precedent set forth in Section 12 hereof, the Agents and Lenders hereby waive the requirement that the ICM Foreign Subs become Subsidiary Guarantors and grant a Lien on their assets and that any Company pledge of any securities of, or existing intercompany notes with, the ICM Foreign Subs; provided, however, if the Disposition is not consummated by June 15, 2005, each of the ICM Foreign Subs shall be required to become, and shall have become, Subsidiary Guarantors to the extent required by the Credit Agreement.

Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Agent may extend the time period set forth in clause (a)(iii)(w) of this Section 3 in its sole and absolute discretion; provided, however, any such extension shall only be valid if in writing signed by an authorized representative of the Administrative Agent and acknowledged by the Borrowers; provided, further, in no event shall any such extension be beyond June 30, 2005.

SECTION 4. Representations, Warranties and Covenants of Loan Parties. To induce the Agents and Lenders to execute and deliver this Agreement, each of the Loan Parties represent, warrant and covenant that:

(a) The execution, delivery and performance by the Loan Parties of this Agreement and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents have been duly authorized, and this Agreement and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents are legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) Each of the representations and warranties made by or on behalf of such Loan Party to either Agent or any Lender in any of the Loan Documents was true and correct when made and in all material respects is true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by such Loan Party on the date hereof and in this Agreement, and each of the agreements and covenants in the Credit Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) Neither the execution, delivery and performance of this Agreement and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s corporate charter, bylaws, operating agreement, purchase agreement, or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound;

(d) Agents’ and Lenders’ security interests in the Collateral continue to be valid, binding, and enforceable first-priority security interests which secure the Obligations (subject only to any Liens permitted under the Loan Documents), and no tax or judgment liens are currently of record against any Loan Party or any Subsidiary thereof; and

(e) The recitals to this Agreement are true and correct.

SECTION 5. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement or any other Loan Documents, and all rights of Agents and Lenders and all of the Obligations, shall remain in full force and effect; provided that in the event of a conflict between the terms and provisions of the Credit

Agreement or any other Loan Documents (other than this First Amendment), the terms and provisions of the Credit Agreement (as amended hereby, and as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time) shall control. Each Loan Party hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect and that neither such Loan Party nor any of its Subsidiaries has any defenses, setoffs, claims, or counterclaims to the Obligations under the Credit Agreement or any other Loan Documents.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement and any consents and waivers set forth herein shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents, (ii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any Agent or any Lender thereunder, or (iii) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each of the Agents and Lenders reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents, and/or applicable law. All of the provisions of the Credit Agreement and the other Loan Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived, reinstated.

(c) Upon the effectiveness of this Agreement, all references to the Credit Agreement in any Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby, and the term “Loan Documents” shall include, without limitation, this Agreement.

SECTION 6. Costs and Expenses. Each of the Borrowers and the other Loan Parties agrees jointly and severally to reimburse Agents and Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Agreement and the other agreements and documents executed in connection herewith.

SECTION 7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

SECTION 8. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile transmission a signature page of this Agreement signed by such party, and any such facsimile signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Agreement.

SECTION 10. Time of Essence. Time is of the essence in the payment and performance of each of the obligations of any of the parties hereunder and with respect to all conditions to be satisfied by such party.

SECTION 11. Further Assurances. Each Loan Party agrees to take, and to cause its Subsidiaries to take, all further actions and to execute and deliver, and to cause its Subsidiaries to execute and deliver, all further documents as the Agents, or either of them, may from time to time reasonably request to carry out the transactions contemplated by this Agreement.

SECTION 12. Effectiveness. This Agreement shall become effective at the time (the “Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by the Agents and the Required Lenders in their sole discretion (as evidenced by Agents’ and Lenders’ execution and delivery of this Agreement):

(a) Agreement. Duly executed signature pages for this Agreement signed by the Agents, Lenders and Loan Parties shall have been delivered to Administrative Agent.

(b) Representations and Warranties. The representations and warranties contained herein shall be true and correct in all material respects, and no Event of Default or Default, in each case other than the Specified Defaults, shall exist on the date hereof.

(c) No Material Adverse Change. Since the Closing Date, there shall have occurred no material adverse change in the business, operations, financial conditions, profits or prospects, or in the Collateral of any Loan Party or any Subsidiary thereof.

(d) Payment of Commitment Fees and Letter of Credit Fees. All outstanding Commitment Fees and Fees related to any of the Letters of Credit shall each have been paid in cash to the Administrative Agent.

*** Signature Page Follows ***

IN WITNESS WHEREOF, this First Amendment to Credit Agreement and Waiver has been executed by the parties hereto as of the date first written above.

MAGNACHIP SEMICONDUCTOR S.A., a Luxembourg company

By:	/s/ Paul Schorr IV
Name:	Paul Schorr IV
Title:

MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware limited liability company

By:	/s/ Paul Schorr IV
Name:	Paul Schorr IV
Title:

MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company

By:	/s/ Paul Schorr IV
Name:	Paul Schorr IV
Title:

SUBSIDIARY GUARANTORS

MAGNACHIP SEMICONDUCTOR, INC., a Delaware company

By:	/s/ John Radanovich
Name:	John Radanovich
Title:

MAGNACHIP SEMICONDUCTOR SA HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Paul Schorr IV
Name:	Paul Schorr IV
Title:

MAGNACHIP SEMICONDUCTOR LIMITED, a company incorporated in England and Wales with registered number 05232381

By:	/s/ Robert Krakauer
Name:	Robert Krakauer
Title:

MAGNACHIP SEMICONDUCTOR, LTD., a Japanese company

By:	/s/ Robert Krakauer
Name:	Robert Krakauer
Title:

For execution as a deed:

EXECUTED AS A DEED by	)
)
as duly appointed attorney	)
pursuant to a power of attorney	)
dated	)
for and on behalf of	)
MAGNACHIP SEMICONDUCTOR	)
LIMITED	)
in the presence of:	)

Witness:	Witness:

Name:	Name:

Address:	Address:

For execution otherwise than as a deed:

SIGNED by	)
)
as duly appointed attorney	)
pursuant to a power of attorney	)	/s/ Robert Krakauer
dated	)
for and on behalf of	)
MAGNACHIP SEMICONDUCTOR	)
LIMITED	)
in the presence of:	)

Witness:	/s/ John McFarland

Name:	John McFarland

Address:	891 Daechi-Dong Kangnam-Gu Seoul 135-738 Korea

CERTIFICATION LANGUAGE

I, the undersigned, being a director of MagnaChip Semiconductor Limited, do hereby certify that this document is a true and complete copy of its original.

/s/ Robert Krakauer

Robert Krakauer

Date:

MAGNACHIP SEMICONDUCTOR, LTD., a Taiwan company

By:	/s/ Robert Krakauer
Name:	Robert Krakauer
Title:

MAGNACHIP SEMICONDUCTOR B.V.

By:	/s/ Robert Krakauer
Name:	Robert Krakauer
Title:

UBS SECURITIES LLC, as Arranger, Syndication Agent and Documentation Agent

By:	/s/ John C. Crockett
Name:	John C. Crockett
Title:	Director

By:	/s/ Warren Jervey
Name:	Warren Jervey
Title:	Director and Counsel

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Wilfred Saint
Name:	Wilfred Saint
Title:	Director

By:	/s/ Doris Mesa
Name:	Doris Mesa
Title:	Associate Director

UBS LOAN FINANCE LLC, as Swingline Lender

By:	/s/ Wilfred Saint
Name:	Wilfred Saint
Title:	Director

By:	/s/ Doris Mesa
Name:	Doris Mesa
Title:	Associate Director

KOREA EXCHANGE BANK

By:	/s/ Il-Won Joo
Name:	Il-Won Joo
Title:	Senior Relationship Manager

GOLDMAN SACHS & CO

By:	/s/ Philip F. Green
Name:	Philip F. Green
Title:	Authorized Signatory

CITIGROUP NORTH AMERICA, INC.

By:	/s/ Suzanne Crymes
Name:	Suzanne Crymes
Title:	Vice President

JPMORGAN CHASE BANK N.A.

By:	/s/ Edmund DeForest
Name:	Edmund DeForest
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Paul O’Leary
Name:	Paul O’Leary
Title:	Vice President

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

The following exhibit to the Agreement has been omitted from this Exhibit 10.3:

Exhibit A - Specified Defaults